Exhibit 99.3

SECOND AMENDMENT TO SETTLEMENT AGREEMENT

This SECOND AMENDMENT TO SETTLEMENT AGREEMENT (the “Second Amendment„) is dated effective as of the 8th day of April, 2016 (the “Effective Date„), by and between ONCOLOGIX TECH, INC., a Nevada corporation (the “Borrower„), AMIAN ANGELS, INC. (f/k/a Angels of Mercy, Inc.), a Louisiana corporation, DOTOLO RESEARCH CORPORATION, a Louisiana corporation, ESTEEMCARE, INC., a South Carolina corporation, and AFFORDABLE MEDICAL EQUIPMENT SOLUTIONS, INC., a Florida corporation (collectively, the “Corporate Guarantors ), MICHAEL A. KRAMARZ, an individual, and ROY WAYNE ERWIN, an individual (collectively, the “Validity Guarantors,,, together with the Corporate Guarantors, the “Guarantors,,, and together with the Borrower, sometimes collectively referred to as the “Credit Parties„), and TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership (the “Lender„).

RECITALS

WHEREAS, the Borrower, Lender, and Guarantors entered into a Credit Agreement dated as of November 30, 2013, but made effective as of January 3, 2014 (the “Original Credit Agreement„), together with Amendment No. I to Credit Agreement dated effective as of September 25, 2014 (the “First Amendment„) (the Original Credit Agreement and the First Amendment, collectively, together with any other amendments, renewals, substitutions, replacements or modifications from time to time, the “Credit Agreement„); and

WHEREAS, pursuant to the Original Credit Agreement, the Borrower executed and delivered to Lender that certain Revolving Note dated as of November 30, 2013, but made effective as of January 3, 2014, evidencing Revolving Loans under the Credit Agreement (the “Original Revolving Note„); and

WHEREAS, pursuant to the First Amendment, the Borrower executed and delivered to Lender an Amended and Restated Note dated as of September 25, 2014 (the “Amended and Restated Note„), which Amended and Restated Note replaced, amended and restated the Original Revolving Note in its entirety; and

WHEREAS, in connection with the Credit Agreement and the Amended and Restated Note, the Credit Parties executed and delivered to the Lender various ancillary documents referred to in the Credit Agreement as the “Loan Documents,,; and

WHEREAS, the Credit Parties defaulted in several of their Obligations to Lender, and as a result thereof, the Credit Parties and Lender entered into that certain Settlement Agreement dated as of February 5, 2016 (the “Original Settlement Agreement„), together with that certain First Amendment to Settlement Agreement dated as of February 23, 2016 (the “First Amendment to Settlement Agreement„) (the Original Settlement Agreement and the First Amendment to Settlement Agreement, collectively, the “Settlement Agreement„); and

WHEREAS, the Credit Parties and Lender desire to amend certain terms of the Settlement Agreement as hereinafter set forth, including Lender’s agreement to make an additional Revolving Loan to Credit Parties in the amount of up to Three Hundred Seventy-Five Thousand Dollars ($375,000) (the “Second Additional Advance„), all in accordance with the terms of this Second Amendment; and

WHEREAS, in connection with the Second Additional Advance, the parties desire to aggregate all obligations due and owing by the Borrower to the Lender as of the date hereof (excluding the Original Advisory Fees and New Advisory Fees) under the Credit Agreement, the Amended and Restated Note, the Settlement Agreement, and all other Loan Documents, including this Second Amendment, by aggregating all of such obligations and sums into a newly issued replacement promissory note in the form attached hereto as Exhibit “A” (the “Second Replacement Note„), which Second Replacement Note shall replace, amend and restate the Amended and Restated Note in its entirety, and which Second Replacement Note shall be for a principal amount equal to the aggregate amount of all such obligations, all as more specifically set forth in this Second Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Second Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used herein shall have the same meaning ascribed to them in the Credit Agreement or the Settlement Agreement, as applicable, except as otherwise specifically set forth herein.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Second Amendment and the terms and provisions of the Settlement Agreement, the terms and provisions of this Second Amendment shall control to the extent of any such conflict or ambiguity.

4. Second Additional Advance. Subject to the terms of this Second Amendment, Lender shall advance to the Borrower, an amount up to the Second Additional Advance. Funding of the Second Additional Advance shall be subject to the following terms and conditions:

(a) Payments: Lender’s Discretion. Any funds representing the Second Additional Advance shall only be advanced by Lender to the Borrower in such amounts, at such times, and subject to such additional conditions as Lender may, from time to time, require, in its sole and absolute discretion, and in any event, such Second Additional Advance shall only be used for the sole purposes of: (i) payment of certain payroll expenses of the Credit Parties as may be approved by Lender; and (ii) payment of certain vendors of the Credit Parties, as may be approved by Lender (such payments hereinafter the “Approved Payments„), any such approval to be in Lender’s sole and absolute discretion.

(b) Second Additional Advance is Obligation. The Second Additional Advance, or any portion thereof disbursed to the Borrower from time to time hereunder, shall be deemed to be an additional Revolving Loan made by the Lender to the Borrower under the Credit Agreement as of the date such disbursement is made, and any such sums disbursed shall be deemed Obligations of the Borrower under the Credit Agreement, and secured by the Security Agreements, Guaranty Agreements, the Validity Guaranties, and the UCC-1’s, as well as any other applicable Loan Documents.

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5. Outstanding Balance. The Credit Parties acknowledge that the aggregate amount of all Obligations due and owing under the Credit Agreement and all other Loan Documents, as of April 8, 2016, including the Second Additional Advance, but excluding the Original Advisory Fees and the New Advisory Fee, is $2,385,115.53 (the “Outstanding Balance„). The Outstanding Balance is comprised of: (i) outstanding principal due under the Credit Agreement, the Settlement Agreement, and other Loan Documents (excluding the Second Additional Advance), as of April 8, 2016, in the amount of $1,738,008.53; plus (ii) additional principal on account of the Second Additional Advance in the amount of $375,000; plus (iii) accrued and unpaid interest, fees, and other charges due under the Credit Agreement, the Settlement Agreement, and other Loan Documents (but excluding the Original Advisory Fees and the New Advisory Fee), in the amount of $272,107. The sum of $2,113,008.53 (the sum of items (i) and (ii) above) shall be deemed and is agreed upon as the outstanding principal balance of the Second Replacement Note, and the entire Outstanding Balance shall be and remain secured by the Security Agreements, the Guaranty Agreements, the Validity Guaranties, the UCC- I ’s and all other Loan Documents, as applicable, and which Outstanding Balance shall be due and payable in accordance with the terms of the Credit Agreement and the Settlement Agreement, as amended hereby, and the Second Replacement Note. In that regard, simultaneously with the execution of this Second Amendment, the Borrower shall execute and deliver the Second Replacement Note in favor of the Lender. The Second Replacement Note is being executed and delivered simultaneously herewith in substitution for and to supersede the Amended and Restated Note in its entirety. It is the intention of the Credit Parties and Lender that while the Second Replacement Note replaces and supersedes the Amended and Restated Note, in its entirety, the Second Replacement Note is not in payment or satisfaction of the Amended and. Restated Note, but rather is the substitute of one evidence of debt for another without any intent to extinguish the old. Nothing contained in this Second Amendment or in the Second Replacement Note shall be deemed to extinguish the indebtedness and obligations evidenced by the Amended and Restated Note or constitute a novation of the indebtedness evidenced by the Amended and Restated Note.

6. Pending Litigation.

(a) Upon execution of this Second Amendment and all other documents required or requested by Lender in connection herewith by the Credit Parties, the Lender agrees to execute (or cause its counsel to execute), and the Borrower agrees to execute (or cause its counsel to execute), and Lender agrees to have Lender’s counsel file, a Conditional Joint Stipulation of Dismissal Without Prejudice with respect to the TCA Pending Litigation, with an express reservation of jurisdiction to enforce the terms of the Settlement Agreement, as amended by this Second Amendment, all in the form of Exhibit “B” attached hereto.

(b) As a material inducement for Lender to enter into this Second Amendment, the Credit Parties agree and consent that upon the occurrence of any Future Default under the Settlement Agreement, as amended hereby, the Credit Agreement, or any other Loan Documents, Lender shall have the unconditional right to file an Affidavit of Noncompliance with the Court in the TCA Pending Litigation (the “Court„), and Lender shall be entitled to the immediate entry of a Final Consent Judgment, substantially in the form attached hereto as Exhibit “C”, pursuant to which the Credit Parties shall be jointly and severally liable to Lender for all Obligations under the Credit Agreement, the Settlement Agreement, as amended hereby, or any other Loan Documents, together with post-judgment interest at the maximum rate available under applicable law. Lender shall be entitled to file such. Affidavit and for entry of such Final Consent Judgment on an ex-parte basis, without further notice to any of the Credit Parties and without the necessity for any further hearings. Each of the Credit Parties hereby waives the making of any findings of fact and conclusions of law in the Final Consent Judgment, and waives the right to appeal, or otherwise contest the validity of the Final Consent Judgment, and hereby waives any and all objections and defenses of any nature or kind with respect to the entry of the Final Consent Judgment as contemplated hereby. Specifically, each of the Credit Parties hereby agrees as follows: (i) that the Court has proper jurisdiction for the TCA Pending Litigation, and each of the Credit Parties hereby knowingly and unconditionally consents to the jurisdiction and venue of such Court, and each of the Credit Parties waives any objection based on forum non conveniens; and (ii) that each of the Credit Parties hereby waives personal service of any and all process, and each of the Credit Parties consents that all such service of process, if not yet effectuated, may be made by certified mail directed and addressed to the Credit Parties, as applicable, at the address for the Borrower set forth in the Credit Agreement, and such service shall be effective three (3) Business Days after deposit of such certified mail in a regularly maintained receptacle for U.S. Mail, regardless whether same is accepted by the recipient, and regardless of whether the recipient executes any return receipt requested as part of such certified mail.

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7. Payment of Obligations. Notwithstanding anything contained in the Credit Agreement, the Settlement Agreement, or any other Loan Documents to the contrary, from and after the date hereof, payment for all Obligations due under the Credit Agreement, the Settlement Agreement, and the other Loan Documents (other than payment of the Original Advisory Fees and the New Advisory Fee, which shall be in accordance with Section 8 below) shall be made by Borrower to Lender in accordance with this Section 7.

(a) Monthly Payments. Commencing on April 30, 2016, and the thirtieth (306) day of each consecutive calendar month thereafter, Borrower shall make payments to Lender, in the amounts set forth in the payment and amortization schedule which is attached to the Second Replacement Note.

(b) ACH Payment. Notwithstanding anything contained in the Credit Agreement or any other Loan Documents to the contrary, from and after the date hereof, payment for all sums due under the Credit Agreement, the Settlement Agreement, as amended hereby, the Second Replacement Note, and the other Loan Documents shall be made by Borrower to Lender through automatic debit payments to be made to Lender from bank accounts of Borrower using automated clearing house (“ACH„) transfers. The Borrower shall, simultaneously with the execution of this Agreement, execute and deliver to Lender an authorization agreement for direct payments whereby, among other things, Lender shall be irrevocably authorized to initiate ACH transfers from a bank account as designated in any such ACH authorization agreement (the “Payment Account„) to Lender in the amounts required under the Settlement Agreement, as amended hereby, the Credit Agreement, the Second Replacement Note, and all other Loan Documents. Lender’s authorization for direct ACH transfers as hereby provided shall be irrevocable and such ACH transfers shall continue until all Obligations are paid in full. For so long as any Obligations remain outstanding, Borrower shall: (i) not revoke Lender’s authority to initiate ACH transfers as hereby contemplated; (ii) not change, modify, close or otherwise affect the Payment Account; (iii) insure that all Receipts are deposited only into the Payment Account and insure that the Payment Account has sufficient funds at all times to make the payments contemplated hereby; and (iv) be responsible for all costs, expenses or other fees and charges incurred by Lender as a result of any failed or returned ACH transfers, whether resulting from insufficient sums being available in the Payment Account, or otherwise. The Borrower hereby agrees to undertake any and all required actions, execute any required documents, instruments or agreements, or to otherwise do any other thing required or requested by Lender in order to effectuate the requirements of this Section 7(b).

(c) Maturity Date. The Credit Agreement is hereby amended such that the Revolving Loan Maturity Date shall be extended to the earlier to occur of: (i) a date that is twenty-four (24) months from the Effective Date of this Second Amendment; (ii) upon prepayment of the Second Replacement Note and all other Obligations by Borrower; or (iii) the occurrence of an Event of Default or Future Default, and acceleration of the Second Replacement Note and all other Obligations pursuant to the Credit Agreement and other Loan Documents (the “Extended Maturity Date„). Notwithstanding anything contained in this Second Amendment to the contrary, all Obligations owing by the Borrower and all other Credit Parties under the Credit Agreement, the Settlement Agreement, as amended hereby, the Second Replacement Note, and all other Loan Documents shall be paid in full by the Extended Maturity Date.

(d) Interest Rate. The Obligations shall accrued interest from the effective date of the Second Replacement Note at the interest rate set forth in the Second Replacement Note. In addition, the Credit Agreement is hereby modified to provide that the Default Rate shall be, and is agreed upon, as twenty-four percent (24%) per annum, and upon the occurrence of a Future Default, all Obligations then outstanding shall thereafter accrue interest at such Default Rate.

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8.  Additional Advisory Fees Due. Credit Parties hereby agree and acknowledge that they have existing obligations to the Lender for advisory services previously provided, all in accordance with the Credit Agreement, in the amount of Six Hundred Thousand Dollars ($600,000) ($150,000 under the Original Credit Agreement and $450,000 under the First Amendment) (collectively, the “Oriminal Advisory Fees„). In addition, Credit Parties hereby agree and acknowledge that they have additional obligations to the Lender for advisory services provided by the Lender to the Credit Parties prior to the date of this Second Amendment in the amount of Three Hundred Thousand Dollars ($300,000) (the “New Advisory Fee„). The Borrower hereby agrees and confirms that the obligation to pay the Original Advisory Fees and the New Advisory Fee obligations contemplated by this Section 8 shall be an Obligation of the Borrower under the Credit Agreement, secured by the Security Agreements, the Guarantee Agreements, the Validity Guaranties, the UCC-1’s and all other Loan Documents, which sums shall be due and payable in accordance with the terms of the Credit Agreement, and specifically, the Borrower agrees and acknowledges that all of the Lender’s rights under Sections 2(g) and 2(h) of the Original Credit Agreement are and shall remain applicable, effective, and in full force and effect with respect to the Original Advisory Fees and the New Advisory Fee. In that regard, the Borrower agrees, acknowledges and confirms that in the event the Lender has not realized net proceeds from the sale of any Facility Fee Shares previously issued to Lender equal to at least the Original Advisory Fees and the New Advisory Fee by the Extended Maturity Date, then all such sums (less any cash proceeds received by the Lender from any previous sales of Facility Fee Shares, if any) shall be due and payable in full and for Dollars on the Extended Maturity Date, and any Facility Fee Shares then in Lender’s possession shall be returned to Borrower upon payment to Lender of all Obligations. In addition, the Borrower hereby acknowledges and agrees that the New Advisory Fee has been fully earned by Lender prior to the date hereof, and the Borrower’s obligation to pay the full amount of such New Advisory Fee as hereby provided shall be applicable and effective regardless of whether any additional Revolving Loans are made under the Credit Agreement, or whether the full amount of the Second Additional Advance is advanced and disbursed to the Borrower hereunder.

9.  Bank Account Controls. Simultaneously with the execution of this Second Amendment, the Credit Parties shall undertake all required actions, including providing Lender with proper approvals, administrative usernames, sign-in or log-in credentials, user names, passwords, and other required information (the “Access Details„), and otherwise changing the appropriate settings and controls on the online payment systems of the Borrower and all Corporate Guarantors, such that neither Borrower, nor any Corporate Guarantor, shall be able to initiate or send out any wire transfers or any other form of electronic payment through such online payment systems, from any of their bank accounts which now exist and any additional bank accounts of the Borrower or the Corporate Guarantors as may exist from time to time, including the Payment Account (the “Bank Accounts„), unless any such wire transfer or other electronic payment is first approved by Lender (it is anticipated that the online payment system of the Borrower and the Corporate Guarantors can be modified or set up to require that Lender provide a code or prior approval before any such wire transfer or other electronic payment can be made; provided, however, if such modifications or set-up cannot be accomplished, then the parties shall undertake other measures to implement the controls contemplated hereby). In any event, and all times while any Obligations remain outstanding, neither Borrower, nor any of the Corporate Guarantors, shall make any payment from any of its Bank Accounts, whether through a check, wire transfer, electronic payment, ACH authorization, or otherwise, unless any such payment is first approved by Lender. The Credit Parties hereby agree to undertake any and all required actions, execute any required documents, instruments or agreements, or to otherwise do any other thing required or requested by Lender in order to effectuate the foregoing with respect to the Bank Accounts and the controls contemplated hereby. Credit Parties shall not undertake any action or give any direction with regard to any of the Bank Accounts that is in conflict with, changes, or is otherwise in derogation of the requirements and obligations of Credit Parties set forth in this paragraph.

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10.  Lender’s Conduct. As of the date of this Second Amendment, the Credit Parties hereby acknowledge and admit that: (i) the Lender has acted in good faith and has fulfilled and fully performed all of its obligations under or in connection with the Credit Agreement, the Settlement Agreement, or any other Loan Documents; and (ii) that there are no other promises, obligations, understandings or agreements with respect to the Credit Agreement, the Settlement Agreement, or the Loan Documents, except as expressly set forth herein, or in the Credit Agreement, Settlement Agreement, and other Loan Documents.

11.  Redefined Terms. The term “Loan Documents,,, as defined in the Credit Agreement and as used in this Second Amendment and for all other purposes, shall be deemed to refer to and include this Second Amendment, the Second Replacement Note, the Pledge Agreement, and all other documents or instruments executed in connection with this Second Amendment.

12.  Representations and Warranties of the Borrower. The Borrower and each of the Corporate Guarantors hereby makes the following representations and warranties to the Lender:

(a) Authority and Approval of Agreement; Binding Effect. The execution and delivery by the Borrower and each Corporate Guarantor of this Agreement, the Second Replacement Note, the Pledge Agreement, and all other documents executed and delivered in connection herewith and therewith, and the performance by Borrower and each Corporate Guarantor of all of their respective Obligations hereunder and thereunder, have been duly and validly authorized and approved by the Borrower and each Corporate Guarantor and their board of directors pursuant to all applicable laws, and no other corporate action or consent on the part of the Borrower or any Corporate Guarantor, their board of directors, stockholders or any other Person is necessary or required by the Borrower or any Corporate Guarantor to execute this Agreement, the Second Replacement Note, the Pledge Agreement, and the documents executed and delivered in connection herewith and therewith, to consummate the transactions contemplated herein and therein, or perform all of the Borrower’s and Corporate Guarantor’s Obligations hereunder and thereunder. This Agreement, the Second Replacement Note, the Pledge Agreement, and each of the documents executed and delivered in connection herewith and therewith, have been duly and validly executed by the Borrower and each Corporate Guarantor (and the officer executing this Agreement and all such other documents for Borrower and each Corporate Guarantor is duly authorized to act and execute same on behalf of Borrower and each Corporate Guarantor) and constitute the valid and legally binding agreements of the Borrower and each Corporate Guarantor, enforceable against the Borrower and each Corporate Guarantor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

13.  Guarantor Affirmations. The Corporate Guarantors and Validity Guarantors do hereby acknowledge and agree as follows: (i) that they have each reviewed the terms of this Second Amendment, and each of them agrees to the terms hereof; (ii) that the Validity Guaranties and the Guarantee Agreements, and all representations, warranties, covenants, agreements and guaranties made by Validity Guarantors and Corporate Guarantors thereunder, respectively and as applicable, shall and do hereby apply to all Obligations of the Credit Parties as agreed upon thereunder, and all additional obligations agreed upon under the settlement Agreement, including this Second Amendment; (iii) that this Second. Amendment shall not in any way adversely affect or impair the obligations of the Validity Guarantors or the Corporate Guarantors to Lender under the Validity Guaranties and Guarantee Agreements, respectively and as applicable; and (iv) the Validity Guaranties and the Guarantee Agreements are hereby ratified, confirmed and continued as of the date of this Second Amendment.

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14.  Pledge of Validity Guarantor’s Stock. Pursuant to the Original Settlement Agreement, each of the Validity Guarantors has agreed to grant to Lender, its successors and assigns, under and pursuant to a Pledge Agreement in form and substance acceptable to Lender, a continuing, first-priority security interest in, and assignment, transference, mortgage, conveyance, pledge, and hypothecation of all of the Validity Guarantors’ right, title and interest in and to all of the shares and/or membership interests, as applicable, of the Borrower owned by such Validity Guarantors. In this regard, the Validity Guarantors and Borrower hereby agrees that simultaneously herewith, they shall each execute and deliver to Lender the Pledge Agreements in the form attached hereto as Exhibit “D” (the “Pledge Agreements„).

15.  Ratification. Except as modified hereby, the terms and provisions of the Settlement Agreement remain in full force and effect, are hereby ratified and confirmed and incorporated herein by this reference. Specifically, each of the Credit Parties hereby agrees that all confirmations and ratifications made by Credit Parties in Sections 7 and 8 of the Original Settlement Agreement, and that the indemnities, waivers and releases made by the Credit Parties under Sections 13 and 14 of the Original Settlement Agreement, are all hereby ratified and confirmed, as if re-made in their entirety in this Second Amendment by this reference, all as of, and through, the date of this Second Amendment.

16.  No Waiver. Neither this Second Amendment, nor shall Lender’s agreement to make the Second Additional Advance, be deemed or construed in any manner as a waiver by the Lender of any claims, Proceedings, defaults, Events of Default, breaches or misrepresentations by the Credit Parties under the Credit Agreement, the Settlement Agreement, as amended hereby, or any other Loan Documents, or any of Lender’s rights or remedies in connection therewith.

17.  Execution. This Second Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Second Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf„ format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf„ signature page was an original thereof.

[Signatures on the following page’

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IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the day and year first above written.

BORROWER:

ONCOLOGIX TECH, INC.,
a Nevada corporation

By:	/s/ Roy Wayne Erwin
Name:	Roy Wayne Erwin
Title:	CEO

GUARANTORS:

AMIAN ANGELS, INC.,		DOTOLO RESEARCH CORPORATION,
(f/k/a Angels of Mercy, Inc.)		a Louisiana corporation
A Louisiana corporation

By:	/s/ Roy Wayne Erwin	By:	/s/ Roy Wayne Erwin
Name:	Roy Wayne Erwin	Name:	Roy Wayne Erwin
Title:	CEO	Title:	CEO

ESTEEMCARE, INC.,		AFFORDABLE MEDICAL EQUIPMENT
a South Carolina corporation		SOLUTIONS, INC.,
a Florida corporation

By:	/s/ Roy Wayne Erwin	By:	/s/ Roy Wayne Erwin
Name:	Roy Wayne Erwin	Name:	Roy Wayne Erwin
Title:	CEO	Title:	CEO

MICHAEL A. KRAMARZ,		ROY WAYNE ERWIN,
an Individual		an Individual

By:	/s/ Michael A. Kramarz	By:	/s/ Roy Wayne Erwin
Name:	Michael A. Kramarz	Name:	Roy Wayne Erwin

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LENDER:

TCA GLOBAL CREDIT MASTER FUND, LP

By:	TCA Global Credit Fund GP, Ltd.

Its:	General Partner

By:
Robert Press, Director

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EXHIBIT “A”

SECOND REPLACEMENT NOTE

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